Award Timing Disclosure	12 Months Ended
Feb. 01, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Timing of Certain Equity Awards
In Fiscal Year 2024, we did not grant any stock options, stock appreciation rights or similar awards to our employees and we do not currently plan to grant stock options, stock appreciation rights or other similar appreciation-based awards as incentive compensation to any employee. Accordingly, we do not have a policy in relation to the timing or the determination of the terms of a grant of options or other awards in relation to the disclosure of material non-public
information. During Fiscal Year 2024, we did not time the disclosure of material non-public
information or the granting of any equity awards for the purpose of affecting the value of executive compensation.

Award Timing Predetermined	false
MNPI Disclosure Timed for Compensation Value	false